UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2004

UNITED STATIONERS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-10653	36-3141189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 East Golf Road Des Plaines, Illinois		60016-1267
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 699-5000

United Stationers Inc.

Item 7.     Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished pursuant to Item 12:

Exhibit 99.1 –	Press Release, dated July 22, 2004, announcing financial results for the second quarter of 2004 and a new share repurchase program.

Item 12.     Results of Operations and Financial Condition.

The following information, including Exhibit 99.1, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 22, 2004, United Stationers Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2004.  In addition, the Company announced a new share repurchase program.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC.
(Registrant)

Dated: July 23, 2004	By: /s/ Kathleen S. Dvorak
Kathleen S. Dvorak
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 22, 2004